Exhibit 10.6

FORM OF FOURTH AMENDED AND RESTATED

STOCKHOLDERS’ AGREEMENT

OF

FMSA HOLDINGS INC.

Dated: [•], 2014

i

FOURTH AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT

THIS FOURTH AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT (this “Agreement”) is effective as of the [•] day of [•], 2014, by and among FMSA Holdings Inc., a Delaware corporation (hereinafter referred to as the “Company”), each of the Persons, other than the Company, whose names appear on Schedule I hereto, and each other Person hereafter becoming a party to this Agreement in accordance with the terms hereof or otherwise (all such Persons being hereinafter referred to individually as a “Stockholder” and collectively as the “Stockholders”).

RECITALS

The Company and its stockholders at such time entered into a Third Amended and Restated Stockholders Agreement dated as of August 5, 2010 which the Stockholders now desire to amend and restate.

In consideration of the foregoing premises and mutual covenants contained herein, the parties hereby agree that all of the Shares (as defined below) shall be held subject to the provisions hereinafter set forth.

ARTICLE 1. AMENDMENT AND RESTATEMENT

The Third Amended and Restated Stockholders Agreement dated as of August 5, 2010 by and among the Company and its stockholders is hereby amended and restated in its entirety as set forth herein.

ARTICLE 2. DEFINITIONS

When used in this Agreement, the following terms in all of their tenses, cases and correlative forms shall have the meanings assigned to them in this Article 2 or elsewhere in as indicated in this Article 2:

“Affiliate” means a Person that (a) is controlled by, (b) controls, or (c) is under common control with, the subject Person. For the purposes of this definition, the terms “controlled by”, “controls” or “under common control” means the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of the subject Person.

“Agreement” means this Fourth Amended and Restated Stockholders’ Agreement, as the same may be amended from time to time.

“Amendment” is defined in Section 6.5.

“AS Group” means ASP FML Holdings, LLC, a Delaware limited liability company, and its Affiliates.

“Blackout Period” means any of the following:

(a) if the Board of Directors determines in good faith that (i) the registration or offering of Registrable Securities at that time would require the disclosure of material, non-public information and (ii) the disclosure of such information would be materially detrimental to the Company because such action would (A) materially interfere with the Company’s ability to effect a material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction involving the Company, (B) require premature disclosure of material, non-public information that the Company has a bona fide business purpose for preserving as confidential or (C) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then a period of up to 30 calendar days following such determination;

(b) if the Company has notified the Stockholders in accordance with the requirements of this Agreement that it is amending or supplementing any Registration Statement or Prospectus in accordance with the terms of this Agreement, then a reasonable period of time, not to exceed 10 days, for the Company to complete such update; and

(c) any regular quarterly “black-out” period during which all directors and executive officers of the Company are not permitted to trade under the insider trading policy of the Company then in effect;

provided that, in any case, the total Blackout Period in any 12-month period cannot exceed 30 days.

“Board of Directors”, “Board” and “Directors” means the Board of Directors of the Company.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Cleveland, Ohio or New York, New York are authorized or required by law to close.

“Code” means the United States Internal Revenue Code of 1986, as amended, or any successor statute thereto, and the regulations promulgated thereunder.

“Company” means FMSA Holdings Inc., a Delaware corporation, and its successors.

“Common Stock” means common stock $0.01 per share, without par value, of the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, which shall be in effect from time to time.

“Form S-3” is defined in Section 4.1(a).

“Holder” is defined in Section 4.4(a).

“Indemnified Parties” is defined in Section 4.5(a).

“Losses” is defined in Section 4.5(e).

“Major Stockholder” means each Stockholder listed on Schedule II, in each case so long as such Stockholder, together with its Affiliates, holds at least ten percent (10%) of the aggregate outstanding Common Stock.

“NASD” means National Association of Securities Dealers.

“Non-AS Stockholder” means any Stockholder that is not a member of the AS Group.

“Offering Request” is defined in Section 4.2(a).

“Permitted Beneficiary” is defined in Section 6.3.

“Person” means an individual, a corporation, a limited liability company, an association, a joint-stock company, a business trust or other similar organization, a partnership, a joint venture, a trust, an unincorporated organization, a government or any agency, instrumentality or political subdivision of a government.

“Prospectus” means the prospectus or prospectuses included in any Registration Statement, as amended or supplemented by any prospectus supplement or “free writing prospectus” (as defined in Rule 405 of the Securities Act) with respect to the terms of the offering of any Common Stock covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus or prospectuses.

“Registration Request” is defined in Section 4.2(a).

“Registrable Securities” means all Shares now owned or subsequently acquired by the Stockholders, including Shares issuable upon exercise of stock options, warrants or similar rights. Any Registrable Security will cease to be a Registrable Security when (a) a registration statement covering such Registrable Security has been declared effective by the SEC and it has been disposed of pursuant to such effective registration statement, (b) it is sold under circumstances in which all of the applicable conditions of Rule 144 (or any successor rule thereto or any complementary rule thereto (such as Rule 144A)) promulgated under the Securities Act are met, (c) such Registrable Security may be offered and sold pursuant to Rule 144 or Rule 145 (or any similar provision then in effect) promulgated under the Securities Act in a single transaction or series of transactions over a 90-day period, in each case, without limitation on volume, or (d) it has been otherwise transferred, the Company has delivered a new certificate or other evidence of ownership for it not bearing any restrictive legend and it may be resold without subsequent registration or limitation under the Securities Act.

The terms “register”, “registered” and “registration” refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such Registration Statement.

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

“SEC” means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act and the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended, and the regulations promulgated thereunder.

“Shares” means and includes: (i) shares of Common Stock; (ii) all other shares of capital stock of the Company of every class and series (whether presently or hereafter authorized or issued); (iii) any shares of capital stock or other securities into which any of the stock described in the foregoing clauses (i) and (ii) may have been changed or converted (or for which any such stock may have been exchanged) in connection with any reclassification, recapitalization, merger, consolidation, combination, share exchange or other corporate transaction or event having a similar effect; and (iv) any voting trust certificates representing any of the foregoing, all as may be issued and outstanding as of the time to which reference is made. In the case of Shares which constitute “community property” under applicable law, the term “Shares” includes the community property interest of a Stockholder’s spouse in such Shares.

“Shelf Notice” is defined in Section 4.1(b).

“Shelf Notice Date” is defined in Section 4.1(b).

“Shelf Registration Statement” is defined in Section 4.1(a).

“Stockholder” is defined in the preamble to this Agreement.

To “Transfer” means to sell, give, assign, pledge, encumber, bequeath, exchange, dispose of, hypothecate, or otherwise transfer whether by testamentary disposition, survivorship arrangement or otherwise, encumber in any respect, or grant any interest in (whether voluntarily or involuntarily or by operation of law and whether with or without consideration), and specifically includes all transfers upon divorce, in bankruptcy or by way of execution, seizure, or sale by legal process.

“Underwriting Request” is defined in Section 4.2(a).

ARTICLE 3. RESTRICTIONS ON TRANSFER

3.1 Securities Act Legend. The Shares have not been registered under the Securities Act, and may not be Transferred except in compliance therewith. Each Stockholder acknowledges and agrees that the Shares may not be Transferred except after compliance with the provisions of a legend in substantially the following form, which shall be placed on each certificate or other instrument representing Shares:

The securities represented hereby have not been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws, and may not be sold, transferred or otherwise disposed of unless a registration statement under the Act and any applicable state securities laws with respect to such securities has become effective or unless the holder hereof establishes to the satisfaction of the issuer hereof that an exemption from such registration is available.

3.2 Placement of Restrictive Legends. All certificates or other instruments representing Shares hereafter issued to any Stockholder during the term of this Agreement shall bear the legend set forth in Section 3.1, and such other legends, if any, as are appropriate in the judgment of the Company except for any certificates or other instruments representing Shares which are released from the restrictions hereof pursuant to the provisions herein.

3.3 Removal of Restrictive Legend. If, for any reason, any of the Shares are no longer subject to the provisions of Section 3.1, the Company shall promptly issue a new certificate or other applicable instrument for such Shares without the legend set forth in Section 3.1 upon the request of the record owner thereof and the surrender to the Company of the certificate or other instrument containing such legend; provided, at the Company’s request, the Stockholder shall provide an opinion of counsel confirming that the legend may be removed under applicable securities laws.

ARTICLE 4. REGISTRATION RIGHTS

4.1 Shelf Registration Statement.

(a) Subject to Section 4.1(d), and further subject to the availability of a registration statement on Form S-3 or any successor form thereto (“Form S-3”) to the Company, as soon as practicable after it is initially eligible to do so, the Company shall file, and use its reasonable best efforts to cause to be declared effective by the SEC as soon as reasonably practicable after such filing date, a Form S-3 providing for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act relating to the offer and sale, from time to time, of the Registrable Securities owned by the Stockholders and their respective Affiliates in accordance with the plan and method of distribution set forth in the prospectus included in such Form S-3 (a “Shelf Registration Statement”).

(b) On a day (the “Shelf Notice Date”) that is at least twenty (20) Business Days prior to the date on which the Company anticipates filing a Shelf Registration Statement, the Company will deliver written notice (the “Shelf Notice”) thereof to each Stockholder that holds Registrable Securities as of the Shelf Notice Date. Each Stockholder will have the right to include its Registrable Securities and the Registrable Securities of its Affiliates in the Shelf Registration Statement by delivering to the Company a written request to so include such Registrable Securities within ten (10) calendar days after the Shelf Notice is received by any such Stockholder.

(c) Subject to Section 4.1(d), the Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective (including by filing any necessary post-effective amendments to such Shelf Registration Statement or one or more successor Shelf Registration Statements) until the date on which all Registrable Securities covered by the Shelf Registration Statement have been sold thereunder in accordance with the plan and method of distribution disclosed in the prospectus included in the Shelf Registration Statement, or otherwise cease to be Registrable Securities.

(d) Notwithstanding anything to the contrary contained in this Agreement, the Company shall be entitled, from time to time, by providing written notice to the Stockholders who elected to participate in the Shelf Registration Statement (which notice shall provide reasonable detail regarding the basis for the Blackout Period), to require such Stockholders and their respective Affiliates to suspend the use of the prospectus for sales of Registrable Securities under the Shelf Registration Statement during any Blackout Period. After the expiration of any Blackout Period and without any further request from a Stockholder, the Company shall immediately notify all such Stockholders and, to the extent necessary, shall as promptly as practicable prepare a post-effective amendment or supplement to the Shelf Registration Statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.2 Demand Registration Rights.

(a) General. If the Company shall receive from any Major Stockholder a written request (an “Offering Request”) (i) that the Company file a registration statement with respect to any Registrable Securities of such Major Stockholder or its Affiliates (a “Registration Request”) or (ii) in the event that a Shelf Registration Statement covering such Registrable Securities is already effective, that the Company engage in an underwritten offering (an “Underwriting Request”) in respect of such Major Stockholder’s Registrable Securities, then the Company shall, within one (1) Business Day of the receipt thereof, give written notice of such request to all Major Stockholders, and the Company and the Major Stockholders shall comply with the notice and participation procedures set forth in Section 4.3. Subject to the other terms of this Section 4.2, the Company shall use its reasonable best efforts to effect, as soon as practicable, the registration under the Securities Act of the resale of all Registrable Securities that the Major Stockholders request to be registered in any Registration Request and/or the underwritten offering of all Registrable Securities that the Major Stockholders request to be offered pursuant to any Underwriting Request. With respect to any Registration Request, the Company shall use its reasonable best efforts to cause any related Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof and to keep such Registration Statement effective until the participating Major Stockholder or Major Stockholders and their respective Affiliates, as the case may be, have completed the distribution described in such Registration Statement. Any Major Stockholder exercising its rights in accordance with this Section 4.2 may request that the Company register the resale or effect an offering of such Registrable Securities on an appropriate form, including a Shelf Registration Statement (so long as the Company is eligible to use Form S-3). The Company’s obligations pursuant to this Section 4.2 shall be subject to the following limitations and conditions:

(i) the Company shall not be required to comply with any Offering Request that is received within ninety (90) calendar days after the closing of any underwritten offering effected by one or more Major Stockholders or the Company;

(ii) the Company shall not be required to comply with any Offering Request where the anticipated aggregate offering price of all Registrable Securities requested to be registered or offered by the Major Stockholder (together with any related requests of other Major Stockholders) is less than fifty million dollars ($50,000,000), unless the remaining Registrable Securities of the Major Stockholder, together with the remaining Registrable Securities of its Affiliates, have an aggregate value less than such amount, in which case such Major Stockholder may make a single and final request with respect to the remaining Registrable Securities of itself and its Affiliates;

(iii) the Company shall not be required to comply with any Offering Request, and may suspend its obligations under this Section 4.2, as applicable, for the duration of any applicable Blackout Period, following its delivery of written notice thereof to the Major Stockholders;

(iv) the Company shall not be required to comply with any Registration Request at any time that the Shelf Registration Statement is effective; and

(v) the Company shall be entitled to postpone any Offering Request if, in the good faith determination of the Board of Directors, it is not feasible for the Company to proceed with the Offering Request because audited or pro forma financial statements that are required by the Securities Act to be included in any related registration statement or prospectus are then unavailable, until such time as such financial statements are completed or obtained by the Company, provided that the Company shall use its reasonable best efforts to complete or obtain such financial statements as promptly as practicable.

(b) Demand Procedures.

(i) Any Offering Request shall specify: (i) the approximate aggregate number of Registrable Securities requested to be registered or offered for sale in such Offering Request, (ii) the intended method of disposition in connection with such Offering Request, to the extent then known and (iii) the identity of the Major Stockholder or Major Stockholders making such Offering Request.

(ii) In connection with any Offering Request, the Major Stockholder(s) making such Offering Request and Company management shall jointly participate in the process of selecting the investment banking firms that will serve as lead and co-managing underwriters with respect to such underwritten offering. In addition, the Company (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwritten offering. Notwithstanding any other provision of this Section 4.2, if the managing underwriter(s) advise the Major Stockholder(s) in writing that marketing factors require a limitation of the number of shares to be underwritten in a Major Stockholder-initiated registration or offering, the Company shall so advise all Major Stockholders that own Registrable Securities or whose Affiliates own Registrable Securities, that, in any such case, would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated as follows:

(A) first, among all Major Stockholders and their respective Affiliates, as the case may be, in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such Major Stockholders to be included in the registration or underwritten offering;

(B) second, to the Company; and

(C) third, if there remains availability for additional securities to be included in such registration or underwritten offering, among any other Persons who have been granted registration rights, and have validly requested participation in such registration or underwritten offering, in proportion, as nearly as practicable, to the respective amounts of additional securities of such other Persons to be included in the registration or underwritten offering.

To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Major Stockholder or its Affiliates, as applicable, to the nearest 100 shares.

(iii) For purposes of this Section 4.2, a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provision in Section 4.2(b)(ii), fewer than fifty percent (50%) of the total number of Registrable Securities that Major Stockholders have requested to be included in such registration statement are actually included.

4.3 Piggyback Rights.

(a) General. If, at any time or from time to time after the date hereof, the Company proposes to register the sale of any of its securities or conduct an offering of registered securities for its own account or for the account of any third Person (including any Major Stockholder(s) or its Affiliate(s) pursuant to this Agreement) on a form which would permit the registration or offering of Registrable Securities (other than (a) pursuant to a registration statement on Form S-8 or S-4 or any similar or successor form, (b) in connection with a registration the primary purpose of which is to register debt securities (i.e., in connection with a so-called “equity kicker”) or (c) in connection with a public offering by the Company in which the Company has received the prior written consent of Stockholders holding in the aggregate a majority of the number of Registrable Securities held by Stockholders other than Major Stockholders that no Registrable Securities will be included in such public offering), except as otherwise provided herein, the Company will:

(i) promptly give written notice thereof to each Stockholder that owns Registrable Securities with a gross anticipated offering price equal to or greater than five million dollars ($5,000,000) and would otherwise be entitled to exercise piggyback or participation rights in accordance with Section 4.3(d); provided that any Stockholder may deliver written notice (an “Opt-Out Notice”) to the Company requesting that such Stockholder not receive notice from the Company of any proposed registration or offering; provided further that following receipt of an Opt-Out Notice from a Stockholder (unless subsequently revoked by such Stockholder in writing), the Company shall not be required to deliver any notice pursuant to this Section 4.3(a)(i) and such Stockholder shall no longer be entitled to participate in any registration or offering conducted pursuant to this Section 4.3; and

(ii) include in such registration or offering, all the Registrable Securities specified in a written request or requests, made within seven (7) calendar days after delivery of such written notice from the Company, by any Stockholders (except that (A) if the managing underwriter(s) or the Person initiating the registration or offering determine that marketing factors require a shorter time period and so inform each Stockholder in the applicable written notice, such written request or requests must be made within three (3) calendar days and (B) in the case of an “overnight” offering or a “bought deal,” such written request or requests must be made within one (1) Business Day), in any case subject to the requirements of Section 4.2(b) or Section 4.3(b), as applicable, including without limitation the priorities set forth therein; provided, however, that the Company may withdraw any registration or offering initiated by the Company at any time before any related registration statement becomes effective, or postpone or terminate any offering of securities under such registration statement initiated by the Company, without obligation or liability to any Stockholder. The Company shall not have to provide notice of any new registration of securities proposed by the Company to the extent the Registrable Securities of the Stockholders are already included in an effective Shelf Registration Statement. Additionally, the Company shall not have to provide notice of any registration of securities proposed by the Company to any Stockholder to the extent such Stockholder does not hold a sufficient number of Registrable Securities to meet the minimum participation level set forth in Section 4.3(d) of this Agreement. The absence of any requirement to provide such notice shall have no effect on the rights of any Stockholder to participate in any offering following such registration in accordance with the terms of this Agreement.

(b) Underwriting. Notwithstanding any other provision of this Section 4.3, if the managing underwriter(s) determine that marketing factors require a limitation of the number of shares to be underwritten in a Company-initiated registration or offering, the Company shall so advise all Holders whose securities would otherwise be registered or offered pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration or underwritten offering shall be so limited and, except as otherwise provided herein, shall be allocated as follows:

(i) first, to the Company;

(ii) second, if there remains additional availability for additional Registrable Securities to be included in such registration or underwritten offering, among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested by such Holders to be included in the registration or underwritten offering; and

(iii) third, if there remains availability for additional securities to be included in such registration or underwritten offering, pro rata among any other Persons who have been granted registration rights, and have validly requested participation in such registration or underwritten offering, in proportion, as nearly as practicable, to the respective amounts of additional securities of such other Persons to be included in the registration or underwritten offering.

(c) Withdrawal. If any Holder disapproves of the terms of any underwriting related to any underwritten offering effected pursuant to Section 4.2 or this Section 4.3, the Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter(s). If by the withdrawal of such Registrable Securities a greater number of shares of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the managing underwriter(s)), then the Company shall offer to all Holders who have included Registrable Securities in the registration or underwritten offering the right to include additional shares of Registrable Securities in the same proportion used in determining the participation limitation in Section 4.2(b) or Section 4.3(b).

(d) Minimum Participation Level; Stockholders Declining to Participate in Shelf Registration. To the extent a Stockholder has Registrable Securities included in an effective Shelf Registration Statement, such Stockholder may not exercise its piggyback or participation rights pursuant to this Section 4.3 unless such Stockholder requests the inclusion of Registrable Securities in the applicable registration or underwritten offering with a gross anticipated offering price that is equal to or greater than five million dollars ($5,000,000). In addition, no Stockholder who has been offered but has declined the opportunity to include such Stockholder’s Registrable Securities in a Shelf Registration Statement will be entitled to receive any notices under this agreement or exercise piggyback or participation rights pursuant to this Section 4.3.

4.4 Other Registration-Related Matters.

(a) The Company may require any Stockholder that owns Shares that are included, or that such Stockholder has requested to be included, in a registration or offering in accordance with this Agreement (each a “Holder”) to furnish to the Company in writing such information regarding such Holder and the distribution of the Shares which are included in a public offering as may from time to time reasonably be requested in writing in order to comply with the Securities Act; provided, however, that under no circumstances will any Holder be obligated to make representations or provide indemnities except with respect to information reasonably required with respect to itself, the securities proposed to be sold by it and the intended method of disposition of such securities by such Holder, or such other representations as required by law.

(b) The Company will pay all expenses in connection with each registration or proposed registration of Registrable Securities pursuant to Article 4 and the reasonable fees and expenses of one counsel for all Holders selected by the Holders of the majority of the Registrable Securities included by such Holders in such registration. Notwithstanding the foregoing, (y) the fees or expenses of any other counsel to the Holders or of any other expert hired directly by the Holders will be the sole responsibility of the Holders and (z) the Holders will be responsible for their respective pro rata portion (determined by reference to the number of shares included in the applicable registration) of all underwriting discounts and commissions and transfer taxes.

(c) Whenever required under Article 4 to use its reasonable best efforts to effect the registration of any Registrable Securities, the Company shall:

(i) subject to Article 4, prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective;

(ii) other than in the case of a Shelf Registration, prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until all of such Registrable Securities have been disposed of and to comply with the provisions of the Securities Act with respect to the disposition of such Registrable Securities in accordance with the intended methods of disposition set forth in such Registration Statement;

(iii) before filing any registration statement or prospectus, or any amendments or supplements thereto, in connection with any registration or proposed registration of Registrable Securities pursuant to Article 4, will furnish to counsel for the Holders copies of all documents proposed to be filed, which documents shall be subject to the review, comment and approval of such counsel;

(iv) notify each Holder of Registrable Securities, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(v) furnish to each Holder such number of copies of the applicable Registration Statement and of each amendment or supplement thereto (in each case including all exhibits and documents incorporated by reference therein), such number of copies of the Prospectus included in such Registration Statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of Registrable Securities by such Holder;

(vi) use all reasonable efforts to register or qualify Registrable Securities covered by a Registration Statement under such other securities or blue sky laws of such jurisdictions as each Holder reasonably requests, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the Registrable Securities owned by such Holder, except that the Company will not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 4.4(c), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

(vii) use all reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Holder thereof to consummate the disposition thereof;

(viii) provide a transfer agent and registrar (which may be the same entity) for all such Registrable Securities not later than the effective date of such registration;

(ix) notify each Holder of Registrable Securities covered by a Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, promptly after the Company becomes aware that the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of an amended or supplemental Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(x) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as Holders of a majority of Registrable Securities covered by a Registration Statement or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, making appropriate officers of the Company available to participate in “road show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Securities);

(xi) make available for inspection by any Holder of Registrable Securities covered by a Registration Statement, by any underwriter participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by any such Holder or any underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(xii) furnish to each Holder of Registrable Securities and each underwriter, if any, with (i) a legal opinion of the Company’s outside counsel, dated the effective date of such Registration Statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), in form and substance as is customarily given in opinions of the Company’s counsel to underwriters in underwritten public offerings including a standard “10b-5” opinion for such offering; (ii) a “comfort” letter signed by the Company’s independent certified public accountants in form and substance as is customarily given in accountants’ letters to underwriters in underwritten public offerings; and (iii) a standard officer’s certificate from the chief executive officer or chief financial officer, or other senior officers serving such functions of the Company addressed to the Holder;

(xiii) use its reasonable best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange;

(xiv) notify the Holders of Registrable Securities promptly of any request by the SEC for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

(xv) advise the Holders of Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

(xvi) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission and make available to its stockholders an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder) no later than thirty (30) days after the end of the 12-month period beginning with the first day of the Company’s first full fiscal quarter after the effective date of such Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act; and

(xvii) otherwise use its reasonable best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby.

(d) If any Registration Statement refers to any Holder by name or otherwise as the Holder of any securities of the Company and if in its sole and exclusive judgment such Holder is or might be deemed to be an underwriter or a controlling person of the Company, such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and presented to the Company in writing, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder shall assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder.

(e) In the event that any Holder could reasonably be deemed to be an “underwriter” (as defined in Section 2(a)(11) of the Securities Act) in connection with such Registration Statement and any amendment or supplement thereof, reasonably cooperate with such Holder in allowing such Holder to conduct customary “underwriter’s due diligence” with respect to the Company and satisfy the Holder’s obligations in respect thereof.

(f) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.4(c)(ix), such Holder will forthwith discontinue disposition of securities pursuant to the Registration Statement covering such Registrable Securities until such Holder’s receipt of the copies of the amended or supplemented Prospectus contemplated by Section 4.4(c)(ix) and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4.4(c)(ix) to and including the date when each Holder has received the copies of the supplemented or amended prospectus contemplated by Section 4.4(c)(ix).

(g) Each Stockholder, other than the AS Group, who, along with its Affiliates, holds Registrable Securities in amount greater than the amount specified in Section 4.3(a)(i) shall agree in connection with any Underwritten Offering not to effect any sale, disposition or distribution of Registrable Securities or other equity securities of the Company during the 90-day period beginning on the date a prospectus or prospectus supplement relating to the such underwritten offering is filed with under the Securities Act, provided that (i) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters on the Company or the officers, directors or any other equityholder of the Company on whom a restriction is imposed and (ii) the restrictions set forth in this Section 4.4(g) shall not apply to any Registrable Securities that are included in such underwritten offering.

4.5 Indemnification.

(a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Article 4, the Company hereby agrees to indemnify and hold harmless, to the extent permitted by law, each Holder of Registrable Securities covered by such Registration Statement, each Affiliate of such Holder and their respective directors and officers, general and limited partners or members and managing members (and the directors, officers, affiliates and controlling Persons thereof), and each other Person, if any, who controls such Holder within the meaning of the Securities Act (collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such Indemnified Party may become subject under the Securities

Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 promulgated under the Securities Act) or any amendment thereof or supplement thereto, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act or any other similar federal or state securities laws or any rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance; and the Company will reimburse such Indemnified Party for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company will not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, in any such Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 promulgated under the Securities Act) or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information with respect to such Indemnified Party furnished to the Company by such Indemnified Party for use in the preparation thereof. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any Indemnified Party and will survive the Transfer of such securities by such Holder.

(b) Indemnification by the Holders. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Article 4, that the Company shall have received an undertaking reasonably satisfactory to it from the Holder of such Registrable Securities to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.5(a)) the Company, all other Holders and any prospective underwriter, as the case may be, and any of their respective Affiliates, directors, officers, general and limited partners, members and managing members and controlling Persons, with respect to any statement or alleged statement in or omission or alleged omission from such Registration Statement, any Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 promulgated under the Securities Act) or any amendment thereof or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to such Holder furnished to the Company by such Holder expressly for use in the preparation of such Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 promulgated under the Securities Act) or any amendment thereof or supplement thereto, or a document incorporated by reference into any of the foregoing; provided, however, that each Holder’s obligation to indemnify hereunder shall be several, not joint and several, and each Holder’s aggregate liability hereunder and under Section 4.5(e) with respect to any particular registration shall be limited to an amount equal to the net proceeds received by such Holder from the Registrable Securities sold by such Holder in such registration. Such indemnity will remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the Holders, or any of their respective affiliates, directors, officers or controlling Persons and will survive the Transfer of such securities by such Holder.

(c) Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 4.5 such Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party, give written notice to the latter of the commencement of such action; provided, that the failure of the Indemnified Party to give notice as provided herein will not relieve the indemnifying party of its obligations under Section 4.5(a) or 4.5(b), except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. If, in such Indemnified Party’s reasonable judgment, having common counsel would result in a conflict of interest, between the interests of such indemnified and indemnifying parties, then such Indemnified Party may employ separate counsel reasonably acceptable to the indemnifying party to represent or defend such Indemnified Party in such action, it being understood, however, that the indemnifying party will not be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such Indemnified Parties (and not more than one separate firm of local counsel at any time for all such Indemnified Parties) in such action. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claims or litigation. No Indemnified Party will consent to entry of any judgment or enter into any settlement without the consent of the indemnifying party (which will not be unreasonably withheld).

(d) Other Indemnification. Indemnification similar to that specified in this Section 4.5 (with appropriate modifications) will be given by the Company and each Holder of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

(e) Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 4.5 is unavailable to an Indemnified Party, the indemnifying party shall contribute to the aggregate losses, damages, liabilities and expenses (collectively, “Losses”) of the nature contemplated by such indemnity agreement incurred by any Indemnified Party, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Parties on the other, in connection with the statements or omissions which resulted in such Losses or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the Company on the one hard and each such Indemnified Party on the other, in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and the Indemnified Party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and the Indemnified Party in connection with the offering to which such losses relate. The relative fault of the indemnifying party and the Indemnified Party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or related to information supplied by, the indemnifying party or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The parties hereto agree that it would be not be just or equitable if contribution pursuant to this Section 4.5(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4.5(e), the aggregate liability of any indemnifying party under this Section 4.5(e) and Section 4.5(b) shall be limited to an amount equal to the amount of net proceeds received by such indemnifying party from sales of the Registrable Securities by such indemnifying party pursuant to the offering that gave rise to such Losses.

4.6 Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder, such holder’s ownership of its shares of Common Stock to be sold in the offering and such holder’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 4.5.

4.7 Rule 144 Compliance. With a view to making available to Stockholders holding of Registrable Securities the benefits of Rule 144 under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Stockholder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3 (or any successor form), the Company shall:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the registration statement filed by the Company for its initial public offering;

(b) use its reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, at any time after the Company has become subject to such reporting requirements; and

(c) furnish to any Stockholder so long as such Stockholder owns Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed or furnished by the Company as such Stockholder may request in connection with the sale of Registrable Securities without registration.

4.8 Preservation of Rights. The Company shall not (a) grant any registration rights to third parties which are more favorable than or inconsistent with the rights granted hereunder, or (b) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to the holders of Registrable Securities in this Agreement, except, in each case, if approved by (i) Stockholders holding in the aggregate a majority of the number of Registrable Securities held by Stockholders and (ii) the AS Group for so long as the AS Group holds at least ten percent (10%) of the aggregate number of outstanding Registrable Securities.

4.9 Termination of Registration Rights. Except with respect to the rights provided for in Section 4.5, no Stockholder shall be entitled to exercise any right provided for in this Article 4 after the date on which such Stockholder no longer holds any Registrable Securities.

ARTICLE 5. TERM OF AGREEMENT

5.1 Termination of this Agreement. This Agreement shall remain in effect until terminated automatically (i) upon the sale of all or substantially all of the assets or equity interests in the Company to a third party whether by merger, consolidation, sale of assets or securities or otherwise, or (ii) upon the cessation of the Company’s business and winding up of its affairs. Notwithstanding any termination of this Agreement, however, the provisions of this Agreement shall survive any such termination to the extent necessary for any Person to enforce any right of such Person which accrued hereunder prior to or on account of such termination.

ARTICLE 6. MISCELLANEOUS

6.1 Notices. All notices required to be given or delivered under this Agreement shall be in writing, and shall be given or delivered as follows:

If to the Company, to:

FMSA Holdings Inc.

c/o Fairmount Santrol

8834 Mayfield Road

Chesterland, Ohio 44026

Attention: David Crandall, Esq.

Facsimile: (440) 729-0265

Email: Dave.Crandall@fmsand.com

With copies to (which shall not constitute notice) to:

ASP FML Holdings, LLC

c/o American Securities, LLC

299 Park Avenue, 34th Floor

New York, New York 10171

Attention: Matthew LeBaron and Eric Schondorf, Esq.

Telecopy No.: (212) 697-5524

Kaye Scholer LLP

250 West 55th

New York, New York 10019

Attention: Emanuel Cherney, Esq.

Telecopy No.: (212) 836-8689

Email: emanuel.cherney@kayescholer.com

If to a Stockholder, to the address for such Stockholder as set forth in the records of the Company.

Notices delivered by registered or certified mail or a national overnight air courier service shall be deemed to have been given three business days and one business day, respectively, after the day of registration or documented acceptance by the national overnight air courier service, as the case may be, and in the case of facsimile transmission, E-mail or other form of electronic transmission upon confirmation of receipt of such transmission (either by e-mail or orally). Otherwise, notices shall be deemed to have been given when actually received.

6.2 Further Assurances. From time to time after the date hereof, upon reasonable notice and without further consideration, each Stockholder shall execute and deliver any other document or instrument and shall take any other action as may be necessary in the reasonable discretion of the Board of Directors to give effect to or evidence the provisions of this Agreement.

6.3 Assignment. The rights granted under this Agreement may be assigned (but only with all related obligations) by: (i) a Stockholder to (a) his spouse, his descendants, any religious, charitable or educational organization, a trust of which such Stockholder, or any of these other Persons or entities, or any combination thereof, are primary beneficiaries (such Stockholder, any such other person or entity, and each settlor of the trust, each a “Permitted Beneficiary”) or (b) to any Permitted Beneficiary of such Stockholder that is a trust (determined, for this purpose, as if any settlor of the trust was the Stockholder) or (ii) a member of the AS Group, to (a) any other member of the AS Group, any fund or other entity managed by the same manager as a member of the AS Group, any partner, co-investor, member, manager, stockholder, employee, consultant or director of a member of the AS Group or (b) any transferee of Shares held by such member of the AS Group; conditioned, in each of subsections (i) and (ii), upon the execution and delivery of a joinder agreement, in a form and substance reasonably acceptable to the Company.

6.4 Entire Agreement. This Agreement and the Exhibits hereto constitute the exclusive statement of the agreement of the Company and the Stockholders and supersede all other agreements, oral or written, among or between any of them concerning the subject matter contained herein. All negotiations among or between any of the Company and the Stockholders are superseded by this Agreement, and there are no representations, promises, understandings, or agreements, oral or written, in relation thereto among or between any of them other than those incorporated herein.

6.5 Modification and Waiver. No amendment, modification, or waiver (an “Amendment”) of this Agreement shall be effective unless made in a written instrument which specifically references this Agreement and which is signed by the Company and approved by (i) Stockholders holding in the aggregate a majority of the number of Registrable Securities held by Stockholders and (ii) the AS Group for so long as the AS Group holds at least ten percent (10%) of the aggregate number of outstanding Registrable Securities.

6.6 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware.

6.7 Severability and Reformation. If any provision of this Agreement, or the application thereof to any Person or circumstance should, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected thereby, but rather shall be enforced to the greatest extent permitted by law. In addition, if any of the Transfer restrictions applicable to Shares contained herein should ever be found by a court of competent jurisdiction to be invalid or unenforceable, such court is hereby authorized by the Company and the Stockholders to reform such provision for the purpose of imposing reasonable and enforceable restrictions on the Transfer of Shares so as to carry out the intentions of the Company and the Stockholders in imposing Transfer restrictions designed to ensure unity and continuity in the ownership and control of the Company and to afford the remaining Stockholders a reasonable degree of discretion and control over the admission of other Persons as Stockholders of the Company.

6.8 Headings. The Article and Section headings contained in this Agreement are intended solely for convenience of reference and shall not be considered in interpreting this Agreement.

6.9 Gender and Number. Whenever the context requires in this Agreement, the masculine gender includes the feminine or neuter, the neuter gender includes the masculine or feminine, and the singular number includes the plural.

6.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

6.11 Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer on any Person, other than the Company and the Stockholders, any rights hereunder.

6.12 Exhibits. The Exhibits referenced in this Agreement constitute an integral part of this Agreement as if fully rewritten herein.

6.13 Time Periods. Unless otherwise indicated, any action required hereunder to be taken within a certain number of days shall be taken within that number of calendar days; provided, however, that if the last day for taking such action falls on a Saturday, Sunday, or a holiday observed by the Company, the period during which such action may be taken shall be automatically extended to the next business day.

[Signature Page Follows]

INTENDING TO BE LEGALLY BOUND, the parties hereto have executed this Agreement or have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

THE COMPANY:

FMSA HOLDINGS INC.

By:
Name:
Title:

[STOCKHOLDERS’ AGREEMENT SIGNATURE PAGE]

STOCKHOLDERS:

Name	ASP FML HOLDINGS, LLC

By:
Title: Vice President and Secretary

[STOCKHOLDERS’ AGREEMENT SIGNATURE PAGE]

Name (please print):

By:

Title (if applicable):

[STOCKHOLDERS’ AGREEMENT SIGNATURE PAGE]

Schedule I

Stockholders

David Alexander

Dianne Anderson

ASP FML Holdings, LLC

Suzy Braden

Gail Bell Calfee

Chris Calhoun

Caroline Emrick Weingart

Charles R. Emrick III

Robert Cicigoi

Anatole Cisan,Jr Revocable Trust U/T/A March 29,2011

Heidie M. Cisan Revocable Trust U/T/A March 29,2011

Al Cisan

GERALD L. CLANCEY TRUST NO. 1

THE GERALD L. CLANCEY GRANTOR RETAINED ANNUITY TRUST NO. 1 dtd 12/21/2010

Jerry Clancey

GERALD L. CLANCEY Irrevocable TRUST dated 12/13/12

The Connie J Clancey Irrevocable Trust for the benefit of Gerald L Clancey dtd 6/27/14

GERALD L. CLANCEY GRANTOR RETAINED ANNUITY TRUST NO. 3

GERALD L. CLANCEY GRANTOR RETAINED ANNUITY TRUST NO. 4

GERALD L. CLANCEY GRANTOR RETAINED ANNUITY TRUST NO. 5 dtd 6/27/14

GERALD L. CLANCEY GRANTOR RETAINED ANNUITY TRUST NO. 6 dtd 6/27/14

GERALD L. CLANCEY GRANTOR RETAINED ANNUITY TRUST NO. 2

GERALD L. CLANCEY GRANTOR RETAINED ANNUITY TRUST NO. 7 dtd 6/27/14

GERALD L. CLANCEY GRANTOR RETAINED ANNUITY TRUST NO. 8 dtd 6/27/14

GERALD L. CLANCEY GRANTOR RETAINED ANNUITY TRUST NO. 9 dtd 6/27/14

Anne C Juster, Trustee, William E. Conway Irrev Trust f/b/o J. Harold Juster UTA 12/23/97

John Marino,Trustee under the Anne C. Juster Charitable Remainder Unitrust dated 5/15/01, as modified

Anne C. Juster Irrevocable Trust dated 11/13/12

Anne C. Juster, Trustee under the Anne C. Juster Declaration of Trust dated 11/14/96, as modified

Apple Seed Investment Partners, LLC

Jane Conway Barber, Trustee under the Jane Conway Barber Declaration of trust dated 3/2/95, as modified

ConJohn II LLC

Four C’s Capital, LLC

Anne C Juster, Trustee, William E. Conway Irrev Trust f/b/o Grace S. Juster UTA 11/29/93

Joseph K Juster Irrevocable Trust dtd 11/13/12

Joseph K Juster

Anne C Juster, Trustee, William E. Conway Irrev Trust f/b/o Julia F. Juster UTA 11/29/93

Ladd Barber

Mary F. Conway, Trustee under the Mary F. Conway Declaration of Trust dated December 13,1980, as modified

Peak Eight, LLC

Peak Eight II,LLC

Peter F. Conway, Trustee under The Peter F. Conway Declaration of Trust dated 1/16/95, as modified

The SandFair Foundation

TurtleCo II,LLC

William E. Conway, Trustee UTA dtd. 03-10-92

William T. Conway and Amy J. Conway, Trustees under the Conway Family Trust dated 10/11/95, as modified

401K Trust for David Crandall

David Crandall

Jenniffer Deckard, Trustee f/b/o Abbey Jo Deckard Trust

Jenniffer Deckard, Trustee f/b/o Connor John Deckard Trust

Jenniffer D. Deckard Family Trust U/A/D February 28, 2010, Jenniffer D. Deckard, Trustee

Jenniffer D. Deckard, Trustee of the Jenniffer Deckard Grantor Retained Annuity Trust #3

Daryl L Deckard, Trustee of the Daryl K Deckard Trust

Jenniffer D Deckard Irrevocable Trust dtd 12/27/12, Daryl K Deckard Trustee

Paul Dziekonski

PNC, Trustee for Calfee, Halter & Griswold Profit Sharing Trust f/b/o Charles Emrick, Jr.

Jesus Espinoza

Fairmount Minerals Foundation

Huntington National Bank U/A dtd 12/09/09 FBO Fairmount Minerals, Ltd. Stock Bonus Trust & Plan

Joseph Darrell Fodo Living trust u/t/a dtd 9/10/07

Joe Fodo

Joseph D. Fodo, or his successor in trust, as Trustee of the Joseph D. Fodo Grantor Retained Annuity Trust u/t/a dated 6/24/11

Joseph Darrell Fodo Living Trust u/t/a dated 6/24/11

Charles D. Fowler, TOD to the then acting Trustee under the Charles D. Fowler Declaration of Trust dated 9/26/91, as modified

Chaolley Limited Partnership

GrandSand LLC

Clint Fowler

Bruce Gilbert

Private Trust CO., NA. Trustee, Geraldine M Giles Trust B

Jo Ellen Tansil

TGB Revocable Living Trust u/a dtd 10/14/08

Amy Gray

Terry Gwinn

Robert Hauzie

Hillcrest Academy

FMT Co. Custodial IRA fbo David E. Hills

Dakota Hills

David E. Hills,Trustee, David E. Hills Revocable Trust 1994 U/A dated 6/10/94

Peter T. Hills

Mike Hollenbeck

Key Bank Trustee of the Peter Hoyt IRA

Peter H Hoyt, Trustee (or successor) under Declaration of trust dtd 5/10/91, as modifield

John Hurst

George Jauch,Trustee of the George Jauch Living Trust dated 10/17/05

Paula Jauch,Trustee of the Paula Jauch Living Trust dated 10/17/05

William Kelly

Michelle Kerns

Kelley Kerns

William D. Kidd Jr.

Stephen King, III

The Stephen E. King, III Grantor Retained Annuity Trust No. 1

The Stephen E. King, III Irrevocable Trust FBO John T. King dtd 12/14/2011

The Stephen E. King, III Irrevocable Trust FBO Stephen E. King, IV dtd 12/14/2011

The Stephen E. King, III Irrevocable Trust FBO Caitlin King dtd 12/14/2011

Mike Kline

Robert Ledyard, Trustee of the Robert E Ledyard revocable trust, dtd 08/10/09 or any successor(s) in trust

John Lethiot

Kristin Lewis

Audrey L. Schneider

George S. Lockwood III

Mark Longenecker

Maureen P Lynn Irrevocable Trust dtd 12/19/12

Maureen Lynn

William Andrew McAfee 2012 Trust

W Andrew McAfee, trustee of the Alexander McAfee Grantor Retained Annuity trust dtd 4/22/14

W Andrew McAfee, trustee of the Alexander McAfee Grantor Retained Annuity trust dtd 11/12/12

W Andrew McAfee, trustee of the Alexander McAfee Grantor Retained Annuity trust dtd 2/25/13

Christie McAfee Osmond as Trustee of the Christie McAfee Osmond 2014 GRAT dtd 6/30/14

W Andrew McAfee as Trustee of the W Andrew McAfee 2014 GRAT dtd 6/30/14

Christie McAfee Osmond

Jeffery M Osmond

Alexander W Osmond

Megan E Osmond

Molly McAfee Marshall

Marianna Marshall

Annabel Simer

Bruce McBrian

Thomas B. McChesney Jr.

Elizabeth H. McChesney

Thomas A Mitropoulos Irrevocable Trust Dtd 8/1/2013

Thomas A Mitropoulos Trust Dtd 12/21/94, Thomas A Mitropoulos Trustee

Megan E. Ogle

Richard N. Ogle

James W Ogle

Janet C Ogle

Karen A Ogle

Patrick Okell

Peggy Pangrcic

Michelle Pezanoski

Edward D Jones & Company FBO Micky D Pfeiffer IRA

Dale Randolph

Mark Schiefelbein

Equity Trust, FBO Daniel G Schmidt IRA

Kathy Jo Montgomery

Lawrence Schultz

Ewald and Alice Sems Living Trust, Dated August 7, 2006

Sems, Ewald Charitable Remainder Trust

Richard M Sems

Stephen Andrew Sems

Susan Rebecca Calzada

Byron Smith

Robert Smith

Van Smith

Van Smith, Trustee of the van Smith Grantor Retained Annuity Trust #1 U/T/A dated 6/26/14

W. Hayden Thompson Trust UAD 10/29/75,William H. Thompson,Trustee

Michael C. Thompson

Patricia M. Thompson

William H. Thompson

Carl J Tippit

Francesca T. Leary

Nicholas C. Tippit

Samuel M. Tippit

J.R. Bright, Trustee, Tippit Special #2 f/b/o Carl J. Tippit

Carl J. Tippit, Trustee of the Tippit Special Trust #2 f/b/o Virginia Cronin U/A dated 10/15/81

Virginia T. Cronin, Trustee (or the then acting Trustee) of the Virginia T. Cronin Restatement of Trust dated 7/27/98

Key Bank Nat’l Assn Cust for University School u/a/d 7/24/06

Alan Van Zeeland

Sharon van Zeeland

Wayne Williams

Karen R Williams, Trustee of the Irrevocable Trust Agreement of Wayne T Williams dtd 6/27/14

David Wayne Williams

Gale Bartalone

Penny Iott

Schedule II

Major Stockholders

ASP FML Holdings, LLC